Loans and Borrowings - Summary of Loans and Borrowings (Parenthetical) (Details) - Promissory Note - USD ($)	3 Months Ended	12 Months Ended
	Jun. 30, 2022	Mar. 31, 2022
Debt Instrument [Line Items]
Loans and borrowings	$ 10,000,000	$ 10,000,000
Loans and borrowings, interest rate	10.00%	10.00%
Loans and borrowings, interest payable description	The outstanding principal balance bears interest at the rate of 10.0% per annum. Interest is accrued and added to the principal amount of the loan. The principal is payable	The outstanding principal balance bears interest at the rate of 10.0% per annum, payable quarterly in arrears on the last day of each fiscal quarter during the term, commencing March 31, 2021
Loans and borrowings, payable date	Feb. 01, 2024	Feb. 01, 2024